Vanguard® Global ESG Select Stock Fund
Schedule of Investments (unaudited)
As of April 30, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.2%)
France (9.2%)
	Cie Generale des Etablissements Michelin SCA	1,043,050	37,785
	L'Oreal SA	85,584	36,860
	Schneider Electric SE	115,622	36,792
	Air Liquide SA	113,604	24,441
			135,878
Hong Kong (3.0%)
	AIA Group Ltd.	3,993,716	43,846
Japan (6.0%)
	Recruit Holdings Co. Ltd.	868,869	40,250
	Nomura Research Institute Ltd.	917,933	24,775
	Mitsubishi UFJ Financial Group Inc.	1,374,128	24,683
			89,708
Netherlands (7.8%)
	ASML Holding NV	30,378	43,913
	DSM-Firmenich AG	505,263	37,738
	ING Groep NV	1,179,983	34,150
			115,801
Singapore (2.4%)
	DBS Group Holdings Ltd.	781,784	36,049
Spain (2.9%)
	Industria de Diseno Textil SA	730,248	43,706
Taiwan (4.7%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,000,316	69,444
United Kingdom (7.6%)
	Compass Group plc	1,672,805	47,268
	Ferguson Enterprises Inc.	127,517	34,138
	National Grid plc	1,713,121	30,666
			112,072
United States (55.6%)
	Microsoft Corp.	225,381	91,906
	Visa Inc. Class A	182,422	60,170
	Texas Instruments Inc.	186,698	52,477
*	Edwards Lifesciences Corp.	589,873	49,254
*	Arista Networks Inc.	256,653	44,327
	Automatic Data Processing Inc.	203,213	43,069
	M&T Bank Corp.	187,103	40,906
	Procter & Gamble Co.	275,667	40,548
	Home Depot Inc.	117,809	38,736
	Northern Trust Corp.	229,123	38,112
	Merck & Co. Inc.	348,123	38,008
*	Cadence Design Systems Inc.	114,612	37,775
	Prologis Inc.	265,294	37,677
	Danaher Corp.	201,446	36,049
	Weyerhaeuser Co.	1,468,297	36,003
	Amphenol Corp. Class A	239,308	35,243
	Marriott International Inc. Class A	88,541	32,024
	Progressive Corp.	123,795	24,917
	Deere & Co.	41,334	24,382
	Trane Technologies plc	44,831	22,081
			823,664
Total Common Stocks (Cost $1,052,354)			1,470,168

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[1]	Vanguard Market Liquidity Fund (Cost $8,640)	3.685%	86,412	8,640
Total Investments (99.8%) (Cost $1,060,994)				1,478,808
Other Assets and Liabilities—Net (0.2%)				3,204
Net Assets (100%)				1,482,012
Cost is in $000.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of April 30, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	823,664	—	—	823,664
Common Stocks—Other	34,138	612,366	—	646,504
Temporary Cash Investments	8,640	—	—	8,640
Total	866,442	612,366	—	1,478,808